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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K

                             ----------------------



                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 31, 2002

                           Commission File No. 0-23621




                              MKS INSTRUMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)


                   MASSACHUSETTS                                         04-2277512
(State or Other Jurisdiction of Incorporation)               (I.R.S. Employer Identification No.)

   SIX SHATTUCK ROAD, ANDOVER, MASSACHUSETTS                               01810
   (Address of Principal Executive Offices)                              (Zip Code)

                                 (978) 975-2350
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

     This Current Report on Form 8-K contains forward-looking statements which reflect the current judgement of MKS Instruments, Inc. (the "Registrant"), on certain issues, including the Registrant's use of the assets and businesses acquired by it in the Acquisition (as defined in this Current Report on Form 8-K). Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Among the factors that could cause the actual events to differ materially from those in the projections or other forward-looking statements are the challenges and risks involved with integrating the operations of the Registrant and the ENI Business (as defined in this Current Report on Form 8-K) of Emerson Electric Co. ("Emerson"), potential fluctuations in quarterly results, dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and future growth subject to risks, and other economic, business, competitive and/or regulatory factors affecting the Registrant's business generally, including those factors set forth in the company's filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, on file with the Securities and Exchange Commission, which factors are incorporated herein by reference.

     References in this Current Report on Form 8-K and the exhibits hereto to WWW.MKSINST.COM, any variations of the foregoing, or any other uniform resource locator, or URL, are inactive textual references only. The information on the Registrant's Website and any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On January 31, 2002, the Registrant completed its Acquisition of the business of Emerson and its subsidiaries operating as the "ENI Division" of Emerson and its subsidiaries (the "ENI Business"), pursuant to an Agreement and Plan of Merger with respect to the Acquisition of the ENI Business dated October 30, 2001 (the "Acquisition Agreement") between the Registrant and Emerson. At the effective time of the Acquisition as contemplated by the Acquisition Agreement (the "Effective Time"), the Registrant issued an aggregate of 12 million shares of its common stock (the "Common Stock") to Emerson, in exchange for the businesses and assets of ENI.

     On January 31, 2002 and after the Effective Time, 50,056,447 shares of the Registrant's common stock were outstanding.

     At the Effective Time, the Registrant elected former Emerson president James Berges to its board of directors.

     The terms of the Acquisition Agreement and the Acquisition were determined on the basis of "arm's-length" negotiations between the parties. The board of directors of the Registrant approved the Acquisition Agreement and the Acquisition. In addition, the shareholders of the Registrant approved the issuance of the Common Stock in connection with the Acquisition. Prior to the Effective Time, none of the Registrant's or any of its affiliates or any director or officer of the Registrant had any material relationship with Emerson or any Emerson's stockholders.

     Prior to the Acquisition, the ENI Business focused on the design, development, manufacture and support of solid-state radio frequency (RF) and direct current (DC) plasma power supplies, matching networks and instrumentation to the semiconductor and thin-film processing industries. The Registrant currently intends to continue to use the tangible assets of the ENI Business constituting plant, equipment or other physical property and its intellectual property substantially in the same manner in which they were used by the ENI Business immediately prior to the Acquisition.

     The foregoing discussion of the Acquisition Agreement does not purport to be complete and is qualified by reference to the full text of the Acquisition Agreement which was filed with the Securities and Exchange Commission on December 4, 2001 as Annex A to the Definitive Proxy Statement on Schedule 14A, which is incorporated herein by reference. The Company's press release dated January 31, 2002, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired

     The required financial statements relating to ENI Division of Emerson are not included in this Report. The Registrant plans to file the required financial statements by April 15, 2002.

(b)  Unaudited Pro Forma Financial Information

     The required pro forma financial information is not included in this Report. The Registrant plans to file the required pro forma financial information by April 15, 2002.

(c)  Exhibits

     The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents identified by footnotes, are being filed as exhibits herewith. Documents identified by footnotes are not being filed herewith and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed with the Securities and Exchange Commission. The Registrant's file number under the Exchange Act is 0-23621.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MKS INSTRUMENTS, INC.



Date: February 12, 2002                    By: /s/ Ronald C. Weigner
                                              ----------------------------------
                                              Ronald C. Weigner
                                              Vice President and
                                              Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

  2.1(1) Agreement and Plan of Merger with respect to the Acquisition of the ENI Business dated October 30, 2001 between the Registrant and Emerson Electric Co.

  4.1 Shareholder Agreement dated as of January 31, 2002 among the Registrant and Emerson Electric Co.

 99.1          Press Release dated February 1, 2002 issued by the Registrant.




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(1) Incorporated herein by reference to the Registrant's Definitive Proxy
    Statement on Schedule 14A (Commission File No. 000-23621), as filed with the Securities and Exchange Commission on December 4, 2001.